SilverPepper Merger Arbitrage Fund
(Advisor Class: SPABX, Institutional Class: SPAIX)
A series of Investment Managers Series Trust

Supplement dated May 13, 2016, to the
Summary Prospectus dated November 3, 2015 and the Prospectus and Statement of Additional Information dated November 1, 2015

Sub-Advisor Name Change

Effective April 7, 2016, Brown Trout Management, LLC (“Brown Trout”), the SilverPepper Merger Arbitrage Fund’s sub-advisor, changed its name to Chicago Capital Management, LLC (“Chicago Capital”).  Accordingly, all references to Brown Trout in the Summary Prospectus, Prospectus and Statement of Additional Information are hereby deleted in their entirety and replaced with Chicago Capital.

Please retain this Supplement with your records.